EXHIBIT 99.3


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MORGAN STANLEY                                                                 August 19, 2004
Securitized Products Group

                                 [LOGO OMITTED]
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                                       Vehicle Manufacturer

                                       No. of              Total Dollar         Principal
Vehicle Manufacturer              Receivables                Amount ($)       Balance (%)
--------------------              -----------              ------------       -----------
ACURA                                     138           $  2,917,948.89              .54%
AUDI                                       43              1,000,212.09              .19
BMW                                        83              2,297,693.81              .43
BUICK                                     635              9,762,126.13             1.82
CADILLAC                                  264              6,380,974.94             1.19
CHEVROLET                               6,975            135,064,804.86            25.14
CHRYSLER                                  967             16,415,063.80             3.06
DODGE                                   2,815             50,850,181.71             9.47
EAGLE                                       1                  7,238.72              .00
FERRARI                                     1                 26,815.96              .00
FORD                                    5,942            110,101,334.22            20.50
GEO                                         2                 10,453.65              .00
GMC                                       952             20,088,000.56             3.74
HONDA                                     520              8,301,726.60             1.55
HUMMER                                     36              1,573,085.33              .29
HYUNDAI                                   679             10,030,490.79             1.87
INFINITI                                   49                999,944.05              .19
ISUZU                                     101              1,847,893.58              .34
JAGUAR                                     71              2,120,253.46              .39
JEEP                                     1191             21,247,712.17             3.96
KIA                                       769             12,063,546.09             2.25
LAND ROVER                                 75              2,071,387.33              .39
LEXUS                                     124              3,581,993.98              .67
LINCOLN                                   303              7,406,976.08             1.38
MAZDA                                     424              7,130,509.32             1.33
MERCEDES BENZ                             145              5,030,116.59              .94
MERCURY                                   447              6,987,751.40             1.30
MINI                                        7                131,454.91              .02
MITSUBISHI                                441              6,663,619.25             1.24
NISSAN                                  1,003             19,211,104.14             3.58
OLDSMOBILE                                477              6,285,847.89             1.17
PLYMOUTH                                   42                330,382.89              .06
PONTIAC                                 1,604             24,225,854.82             4.51
PORSCHE                                    17                699,424.29              .13
RANGE ROVER                                 2                 70,980.61              .01
ROLLS ROYCE                                 1                 15,923.37              .00
SAAB                                       24                453,312.52              .08
SATURN                                    302              3,013,350.90              .56
SCION                                       1                 14,832.22              .00



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.
None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private
Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement
Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley
International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.



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MORGAN STANLEY                                                                 August 19, 2004
Securitized Products Group

                                 [LOGO OMITTED]
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SUBARU                                    110              1,956,874.11              .36
SUZUKI                                    124              1,912,115.65              .36
TOYOTA                                    998             18,001,468.05             3.35
VOLKSWAGEN                                265              4,188,521.06              .78
VOLVO                                     191              4,673,507.02              .87
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Total                                  29,361          $ 537,164,809.81           100.00%
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Column totals may not add to 100.00% due to rounding.
























This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


                                                                MORGAN STANLEY
                                                                            2